UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2010

LHC Group
(Exact name of registrant as specified in its charter)

Delaware	8082	71-0918189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 West Pinhook Rd., Suite A, Lafayette, LA	70503
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (337) 233-1307

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 4, 2010, LHC Group, Inc. (the "Company"), one of the largest providers of home health services in the United States, announced today that it has acquired 100% of the assets of Access Hospice Care located in Branson, Missouri.The service area of this acquisition spans 13 counties in southwest Missouri. The primary service area has an estimated total population of 782,000, with almost 15% over the age of 65. Net revenue for the Branson, Missouri, hospice agency during the most recent 12 months was approximately $1.0 million. This acquisition, which was effective January 1, 2010, is not expected to add materially to LHC Group's earnings in 2010.

LHC Group also announced that it has entered into a home health joint venture with Preston Memorial Hospital in Kingwood, West Virginia. The primary service area of this joint venture spans five counties in West Virginia, a Certificate of Need (CON) state. The estimated population of the service area is 154,000, with almost 13% over the age of 65. Net revenue for the Kingwood, West Virginia, home health agency during the most recent 12 months was approximately $640,000. This acquisition, which was effective January 1, 2010, is not expected to add materially to LHC Group's earnings in 2010.

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the impact of the acquisition on LHC Group's earnings. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including changes in reimbursement, changes in government regulations, changes in relationships with referral sources, increased competition for LHC Group's services, increased competition for joint venture and acquisition candidates, changes in the interpretation of government regulations, and other risks set forth in Item 1A. Risk Factors in LHC Group's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission. LHC Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated January 4, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC Group (Registrant)
January 4, 2010 (Date)	/s/ PETER J. ROMAN Peter J. Roman Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated January 4, 2010